EXHIBIT 25.1
                                POWER OF ATTORNEY

     Each person whose signature appears below authorizes James C. Musselman, A.E. Turner, III, Bernard Gros-Dubois or W. Greg Dunlevy, or any of them, to execute in the name of each such person who is then an officer or director of Triton Energy Limited (the "Company") and to file a Registration Statement on Form S-3 relating to debt securities, preference shares, ordinary shares, and warrants to purchase debt securities, preference shares and ordinary shares, and any amendments thereto (and any additional Registration Statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto)) in each case necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statements, which amendments may make such changes in such Registration Statements as such attorney may deem appropriate.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been signed by the following persons in the capacities and on May 11, 1999.


          SIGNATURE                         TITLE
          ---------                         -----



/s/  Thomas  O. Hicks                Chairman of the Board of Directors
---------------------
(Thomas  O.  Hicks)




/s/James C. Musselman             President, Chief Executive Officer and
----------------------             Director
  (James C. Musselman)            (Principal Executive Officer)




/s/Sheldon  R.  Erickson                    Director
------------------------
(Sheldon  R.  Erikson)



                                            Director
---------------------
(Jack  D.  Furst)



/s/Fitzgerald  S.  Hudson                   Director
-------------------------
(Fitzgerald  S.  Hudson)



/s/John  R.  Huff                           Director
-----------------
(John  R.  Huff)



/s/Michael  E.  McMahon                     Director
-----------------------
(Michael  E.  McMahon)



/s/Lamar  Norsworthy                        Director
--------------------
(Lamar  Norsworthy)



/s/C.  Richard  Vermillion                  Director
--------------------------
(C.  Richard  Vermillion)



/s/J.  Otis  Winters                        Director
--------------------
(J.  Otis  Winters)